HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-145655        HV-3739 – Group Variable Annuity Contracts [Rescission Product]

Supplement dated October 8, 2010 to your Prospectus

SHARE CLASS CORRECTION

PUTNAM VT GLOBAL EQUITY FUND

Due to an administrative error, in the section entitled “The Funds” the share class for “Putnam VT Global Equity Fund” was incorrectly stated as “Class IA”.

As a result of the error, effective immediately, the reference to share class Putnam VT Global Equity Fund – Class IA in the section entitled “The Funds” is deleted and replaced with the correct share class Putnam VT Global Equity Fund – Class IB.

The Prospectus is amended to reflect the above change.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.